Exhibit 99.3

October 2012

QUARTERLY FINANCIAL SUPPLEMENT

Investment Community Member:

To assist in your financial analysis, the following supplement of most requested information concerning Fifth Third Bancorp is provided.

Numbers are unaudited for quarterly information.

If you need further information, please fax or e-mail your request to Fifth Third’s Investor Relations Department at (513) 534-0629 or IR@53.com

Jim Eglseder	Laura Wehby
VP / Investor Relations	VP / Investor Relations
(513) 534-8424	(513) 534-7407

Quarterly Data

	Three Months Ended
	September 30, 2012	June 30, 2012	March 31, 2012	December 31, 2011	September 30, 2011	June 30, 2011	March 31, 2011	December 31, 2010
Ratios (percent)
Return on assets	1.23	1.32	1.49	1.08	1.34	1.22	0.97	1.18
Return on average common equity	10.4	11.4	13.1	9.5	11.9	11.0	3.1	10.4
Average equity as a percent of average assets	11.82	11.58	11.49	11.41	11.33	11.12	11.77	12.52
Net interest margin (a)	3.56	3.56	3.61	3.67	3.65	3.62	3.71	3.75
Efficiency (a)	63.7	59.4	58.3	67.5	60.4	59.1	62.5	62.6
Net losses charged off as a percent of average loans and leases	0.75	0.88	1.08	1.19	1.32	1.56	1.92	1.86
Allowance for loan and lease losses as a percent of loans and leases	2.32	2.45	2.59	2.78	3.08	3.35	3.62	3.88
Allowance for credit losses as a percent of loans and leases	2.53	2.66	2.81	3.01	3.32	3.61	3.89	4.17
Nonperforming assets as a percent of loans, leases and other assets, including OREO (b)	1.73	1.96	2.03	2.23	2.44	2.66	2.73	2.79
Allowance for loan and lease losses as a percent of nonperforming assets (b)	133	125	127	124	125	125	132	138
Allowance for credit losses as a percent of nonperforming assets (b)	145	136	138	134	135	135	142	149

Common Share Data
Earnings per share	$0.39	$0.41	$0.46	$0.33	$0.41	$0.36	$0.10	$0.34
Earnings per diluted share	$0.38	$0.40	$0.45	$0.33	$0.40	$0.35	$0.10	$0.33
Cash dividends per common share	0.10	0.08	0.08	0.08	0.08	0.06	0.06	0.01
Book value per share	14.84	14.56	14.30	13.92	13.73	13.23	12.80	13.06
Common shares outstanding, excluding treasury	897,467,317	918,913,253	920,056,340	919,804,436	919,778,512	919,818,137	918,728,008	796,272,522
Market price per share:
High	$15.95	$14.67	$14.73	$13.08	$13.09	$14.15	$15.75	$15.11
Low	13.07	12.04	12.78	9.60	9.13	11.88	13.25	11.71
End of period	15.51	13.40	14.04	12.72	10.10	12.75	13.89	14.68

Supplemental Data
Common dividends declared ($ in millions)	$89	$74	$74	$74	$74	$55	$55	$8
Full-time equivalent employees	20,789	20,888	21,206	21,334	21,172	20,953	20,837	20,838
Banking centers	1,320	1,322	1,315	1,316	1,314	1,316	1,310	1,312
ATMs	2,404	2,409	2,404	2,425	2,437	2,456	2,453	2,445

(a)	Presented on a fully taxable equivalent basis (FTE).
(b)	Excludes nonperforming assets held for sale.

Quarterly Data

	Three Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,	June 30,	March 31,	December 31,
	2012	2012	2012	2011	2011	2011	2011	2010
Income Statement ($ in millions)
Interest income (FTE)	$1,027	$1,031	$1,045	$1,061	$1,059	$1,050	$1,065	$1,109
Interest expense	120	132	142	141	157	181	181	190

Net interest income (FTE)	907	899	903	920	902	869	884	919
Provision for loan and lease losses	65	71	91	55	87	113	168	166
Noninterest income:
Mortgage banking net revenue	200	183	204	156	178	162	102	149
Service charges on deposits	128	130	129	136	134	126	124	140
Corporate banking revenue	101	102	97	82	87	95	86	103
Investment advisory revenue	92	93	96	90	92	95	98	93
Card and processing revenue	65	64	59	60	78	89	80	81
Other noninterest income	78	103	175	24	64	83	81	55
Securities gains, net	2	3	9	5	26	6	8	21

Securities gains, net -non-qualifying hedges on mortgage servicing rights	5	—	—	(3)	6	—	5	14

Total noninterest income	671	678	769	550	665	656	584	656
Noninterest expense:
Salaries, wages and incentives	399	393	399	393	369	365	351	385
Employee benefits	79	84	112	84	70	79	97	73
Net occupancy expense	76	74	77	79	75	75	77	76
Technology and communications	49	48	47	48	48	48	45	52
Card and processing expense	30	30	30	28	34	29	29	26
Equipment expense	28	27	27	27	28	28	29	32
Other noninterest expense	345	281	281	334	322	277	290	343

Total noninterest expense	1,006	937	973	993	946	901	918	987

Income before income taxes (FTE)	507	569	608	422	534	511	382	422
Taxable equivalent adjustment	4	4	5	4	4	5	5	5

Income before income taxes	503	565	603	418	530	506	377	417
Applicable income tax	139	180	173	104	149	169	112	83

Net income	$364	$385	$430	$314	$381	$337	$265	$334
Less: Net income attributable to noncontrolling interests	1	—	—	—	—	—	—	1

Net income attributable to Bancorp	$363	$385	$430	$314	$381	$337	$265	$333
Dividends on preferred stock	9	9	9	9	8	9	177	63

Net income available to common shareholders	$354	$376	$421	$305	$373	$328	$88	$270

Regulatory Capital Data ($ in millions) (a)
Tier I capital	$11,594	$13,093	$12,860	$12,503	$12,266	$11,972	$12,129	$13,965
Tier II capital	4,183	4,188	4,076	4,382	4,397	4,112	4,046	4,213

Total risk-based capital	$15,777	$17,281	$16,936	$16,885	$16,663	$16,084	$16,175	$18,178

Risk-weighted assets	$106,866	$106,398	$105,412	$104,945	$102,562	$100,320	$99,392	$100,561

Tier I capital ratio	10.85%	12.31%	12.20%	11.91%	11.96%	11.93%	12.20%	13.89%
Total risk-based capital ratio	14.76%	16.24%	16.07%	16.09%	16.25%	16.03%	16.27%	18.08%
Tier I leverage ratio	10.09%	11.39%	11.31%	11.10%	11.08%	11.03%	11.21%	12.79%
Tier I common equity ratio	9.67%	9.77%	9.64%	9.35%	9.33%	9.20%	8.99%	7.48%

(a)	Current period regulatory capital data and ratios are estimated.

Quarterly Data

	As of
	September 30,	June 30,	March 31,	December 31,	September 30,	June 30,	March 31,	December 31,
	2012	2012	2012	2011	2011	2011	2011	2010
Balance Sheet ($ in millions, except share data)
Assets
Cash and due from banks	$2,490	$2,393	$2,235	$2,663	$2,348	$2,380	$2,121	$2,159
Available-for-sale and other securities	15,402	15,552	16,093	15,362	16,227	15,502	15,135	15,414
Held-to-maturity securities	287	305	321	322	337	344	346	353
Trading securities	205	200	195	177	189	217	216	294
Other short-term investments	1,286	1,964	1,628	1,781	2,028	1,370	2,481	1,515

Total cash and securities	19,670	20,414	20,472	20,305	21,129	19,813	20,299	19,735
Loans held for sale	1,802	1,863	1,584	2,954	1,840	1,185	1,291	2,216
Portfolio loans and leases	83,059	82,359	82,113	81,018	79,216	77,967	77,465	77,491

Total loans and leases	84,861	84,222	83,697	83,972	81,056	79,152	78,756	79,707
Allowance for loan and lease losses	(1,925)	(2,016)	(2,126)	(2,255)	(2,439)	(2,614)	(2,805)	(3,004)
Bank premises and equipment	2,520	2,506	2,485	2,447	2,410	2,395	2,389	2,389
Operating lease equipment	542	511	495	497	462	492	513	479
Goodwill	2,417	2,417	2,417	2,417	2,417	2,417	2,417	2,417
Intangible assets	30	33	36	40	45	49	55	62
Servicing rights	679	736	767	681	662	847	894	822
Other real estate owned	356	338	383	429	447	488	514	506
Other assets	8,333	8,382	8,121	8,434	8,716	7,766	7,453	7,894

Total assets	$117,483	$117,543	$116,747	$116,967	$114,905	$110,805	$110,485	$111,007

Liabilities
Deposits:
Demand	$27,606	$26,251	$26,385	$27,600	$24,547	$22,589	$22,066	$21,413
Interest checking	22,891	23,197	23,971	20,392	18,616	18,072	18,597	18,560
Savings	20,624	22,011	22,245	21,756	21,673	21,764	21,697	20,903
Money market	5,285	4,223	4,275	4,989	5,448	4,859	5,184	5,035
Foreign office	1,059	1,265	1,251	3,250	3,139	3,271	3,569	3,721
Other time	4,167	4,261	4,446	4,638	5,439	6,399	7,043	7,728
Certificates - $100,000 and over	2,978	3,065	3,162	3,039	3,092	3,642	4,160	4,287
Other foreign office	78	—	56	46	93	2	1	1

Total deposits	84,688	84,273	85,791	85,710	82,047	80,598	82,317	81,648
Federal funds purchased	686	641	319	346	427	403	332	279
Other short-term borrowings	5,503	4,613	2,877	3,239	4,894	2,702	1,297	1,574
Other liabilities	4,710	4,507	4,502	4,739	4,679	4,349	3,792	3,868
Long-term debt	8,127	9,685	9,648	9,682	9,800	10,152	10,555	9,558

Total liabilities	103,714	103,719	103,137	103,716	101,847	98,204	98,293	96,927

Equity
Common and preferred equity	13,648	13,402	13,154	12,795	12,552	12,242	12,025	13,867
Net unrealized gains (losses):
Available-for-sale securities	494	476	487	484	519	397	277	321
Qualifying cash flow hedges	62	69	73	81	91	68	58	67
Accumulated other comprehensive income related to employee benefit plans	(88)	(91)	(92)	(95)	(68)	(69)	(72)	(74)
Treasury stock, at cost	(398)	(83)	(62)	(64)	(65)	(66)	(125)	(130)

Total Bancorp shareholders’ equity	13,718	13,773	13,560	13,201	13,029	12,572	12,163	14,051
Noncontrolling interest	51	51	50	50	29	29	29	29

Total equity	13,769	13,824	13,610	13,251	13,058	12,601	12,192	14,080

Total liabilities and equity	$117,483	$117,543	$116,747	$116,967	$114,905	$110,805	$110,485	$111,007

Share Data
Preferred shares outstanding	16,450	16,450	16,450	16,450	16,450	16,450	16,450	16,451
Common shares outstanding, excluding treasury	897,467,317	918,913,253	920,056,340	919,804,436	919,778,512	919,818,137	918,728,008	796,272,522
Treasury shares held	26,425,263	4,979,328	3,836,240	4,088,144	4,114,068	4,074,443	5,164,573	5,231,665

Quarterly Data

	Three Months Ended
	September 30, 2012	June 30, 2012	March 31, 2012	December 31, 2011	September 30, 2011	June 30, 2011	March 31, 2011	December 31, 2010
Average Balance Sheet ($ in millions, except share data)
Assets
Interest-earning assets:
Loans and leases	$84,829	$84,508	$83,757	$82,278	$80,013	$79,153	$79,379	$79,148
Taxable securities	15,005	15,548	15,313	15,270	15,790	15,115	15,156	15,367
Tax exempt securities	48	62	59	58	64	96	197	268
Other short-term investments	1,535	1,558	1,363	1,915	2,288	1,981	1,937	2,431

Total interest-earning assets	101,417	101,676	100,492	99,521	98,155	96,345	96,669	97,214
Cash and due from banks	2,368	2,264	2,345	2,418	2,362	2,356	2,268	2,284
Other assets	15,749	15,835	15,734	15,758	15,381	15,298	14,897	15,449
Allowance for loan and lease losses	(2,013)	(2,121)	(2,246)	(2,429)	(2,603)	(2,799)	(2,990)	(3,089)

Total assets	$117,521	$117,654	$116,325	$115,268	$113,295	$111,200	$110,844	$111,858

Liabilities
Interest-bearing liabilities:
Interest checking	$22,967	$23,548	$22,308	$19,263	$18,322	$18,701	$18,539	$17,578
Savings	21,283	22,143	21,944	21,715	21,747	21,817	21,324	20,602
Money market	4,776	4,258	4,543	5,255	5,213	5,009	5,136	4,985
Foreign office	1,345	1,321	2,277	3,325	3,255	3,805	3,580	3,733
Other time	4,224	4,359	4,551	4,960	6,008	6,738	7,363	8,490
Certificates - $100,000 and over	3,016	3,130	3,178	3,085	3,376	3,955	4,226	4,858
Other foreign office	32	23	19	16	7	2	1	9
Federal funds purchased	664	408	370	348	376	344	310	376
Other short-term borrowings	4,856	4,303	3,261	3,793	4,033	1,605	1,638	1,728
Long-term debt	8,863	9,669	9,768	9,707	10,136	10,527	10,255	10,298

Total interest-bearing liabilities	72,026	73,162	72,219	71,467	72,473	72,503	72,372	72,657

Demand deposits	27,127	26,351	26,063	26,069	23,677	22,174	21,582	21,066
Other liabilities	4,430	4,462	4,627	4,536	4,275	4,129	3,809	4,099

Total liabilities	103,583	103,975	102,909	102,072	100,425	98,806	97,763	97,822
Equity	13,938	13,679	13,416	13,196	12,870	12,394	13,081	14,036

Total liabilities and equity	$117,521	$117,654	$116,325	$115,268	$113,295	$111,200	$110,844	$111,858

Average loans and leases (excluding held for sale)	$82,888	$82,586	$81,500	$79,914	$78,620	$77,937	$77,636	$76,236

Average common shares outstanding:
Basic	904,474,989	913,540,510	915,225,816	914,996,543	914,946,545	914,600,600	880,829,800	791,072,308
Diluted	944,820,608	954,622,463	957,415,527	956,348,893	955,490,439	955,477,616	894,841,321	836,224,575

Quarterly Data

	Three Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,	June 30,	March 31,	December 31,
	2012	2012	2012	2011	2011	2011	2011	2010
End of Period Loans and Leases ($ in millions) (net of unearned discount)
Commercial:
Commercial and industrial loans	$33,357	$32,625	$32,203	$30,828	$29,324	$28,155	$27,431	$27,275
Commercial mortgage	9,368	9,697	9,976	10,214	10,435	10,331	10,617	10,992
Commercial construction	683	834	916	1,037	1,239	1,805	2,020	2,111
Commercial leases	3,549	3,471	3,512	3,531	3,368	3,326	3,367	3,378

Subtotal - commercial	46,957	46,627	46,607	45,610	44,366	43,617	43,435	43,756
Consumer:
Residential mortgage	13,449	13,218	12,523	13,474	11,878	10,838	10,556	10,857
Home equity	10,238	10,377	10,493	10,719	10,920	11,048	11,222	11,513
Automobile loans	11,912	11,739	11,832	11,827	11,593	11,315	11,129	10,983
Credit card	1,994	1,943	1,896	1,978	1,878	1,856	1,821	1,896
Other consumer loans and leases	311	318	346	364	421	478	593	702

Subtotal - consumer	37,904	37,595	37,090	38,362	36,690	35,535	35,321	35,951

Total loans and leases	$84,861	$84,222	$83,697	$83,972	$81,056	$79,152	$78,756	$79,707

Average Loans and Leases ($ in millions) (net of unearned discount)
Commercial:
Commercial and industrial loans	$33,124	$32,770	$31,421	$29,954	$28,824	$27,970	$27,404	$26,509
Commercial mortgage	9,592	9,873	10,077	10,350	10,140	10,491	10,816	11,276
Commercial construction	751	886	1,008	1,155	1,777	1,950	2,085	2,289
Commercial leases	3,483	3,471	3,543	3,352	3,300	3,349	3,364	3,314

Subtotal - commercial	46,950	47,000	46,049	44,811	44,041	43,760	43,669	43,388
Consumer:
Residential mortgage	13,458	13,059	12,928	12,638	11,224	10,655	10,736	10,693
Home equity	10,312	10,430	10,606	10,810	10,985	11,144	11,376	11,655
Automobile loans	11,812	11,755	11,882	11,696	11,445	11,188	11,070	10,825
Credit card	1,971	1,915	1,926	1,906	1,864	1,834	1,852	1,844
Other consumer loans and leases	326	349	366	417	454	572	676	743

Subtotal - consumer	37,879	37,508	37,708	37,467	35,972	35,393	35,710	35,760

Total average loans and leases	$84,829	$84,508	$83,757	$82,278	$80,013	$79,153	$79,379	$79,148

Asset Quality ($ in millions)
Nonaccrual portfolio loans and leases	$808	$1,002	$994	$1,058	$1,134	$1,240	$1,287	$1,333
Nonaccrual loans held for sale	38	55	110	131	171	147	184	247
Restructured loans - commercial (non accrual) held for sale	5	5	7	7	26	29	32	47
Restructured loans and leases (non accrual) portfolio	345	340	358	380	404	399	358	347
Other assets, including other real estate owned	293	277	321	378	406	449	481	494

Total nonperforming assets	$1,489	$1,679	$1,790	$1,954	$2,141	$2,264	$2,342	$2,468

Ninety days past due loans and leases	$201	$203	$216	$200	$274	$279	$266	$274

Nonperforming Loans ($ in millions)(non-accrual plus renegotiated)
Commercial and industrial loans and leases	$401	$471	$489	$544	$646	$684	$652	$753
Commercial mortgage	356	449	470	497	513	558	559	581
Commercial construction loans	93	123	146	156	194	187	208	258
Consumer mortgage and construction	254	260	265	275	276	272	261	268
Other consumer loans and leases	93	99	99	104	108	114	181	114

Total nonperforming loans and leases (including held for sale)	$1,197	$1,402	$1,469	$1,576	$1,737	$1,815	$1,861	$1,974

Credit Charge-Offs ($ in millions)
Gross charge-offs	$(188)	$(219)	$(253)	$(280)	$(294)	$(343)	$(397)	$(399)
Recoveries	32	38	33	41	32	39	30	43

Net losses charged off	$(156)	$(181)	$(220)	$(239)	$(262)	$(304)	$(367)	$(356)